UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2025
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices) (Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2025, the Board of Directors (the "Board") of BigBear.ai Holdings, Inc., a Delaware corporation (the "Corporation") elected Anthony (Tony) Evangelista to serve on the Board and its Audit Committee and Compensation Committee.

From July 2019 to present, Mr. Evangelista is a retired partner of PriceWaterhouseCooper ("PWC") where he previously served as a financial services partner in various offices and roles from 1985 to 1993 and from 1996 until 2019. Prior to his career at PWC, Mr. Evangelista served as the Assistant Chief Accountant, Division of Investment Management, Office of the Chief Accountant at the U.S. Securities and Exchange Commission from 1993 to 1996.

Mr. Evangelista will receive compensation pursuant to the Corporation's customary director compensation policy, as described in the Corporation's definitive proxy statement for the 2025 Annual Meeting of Stockholders, filed with the SEC on April 29, 2025, under the heading "Non-Employee Director Compensation," including the annual restricted stock unit award described therein prorated to Mr. Evangelista's date of election.

Mr. Evangelista has executed the Corporation's standard indemnification agreement for directors, the form of which is incorporated by reference as Exhibit 10.3 to the Corporation's Current Report on Form 8-K filed by BigBear.ai Holdings, Inc., which was filed with the SEC on December 13, 2021.

There is no arrangement or understanding between Mr. Evangelista and any other person pursuant to which Mr. Evangelista was selected as a director. Mr. Evangelista is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K pursuant to the Securities Act of 1933, as amended. There are no family relationships between Mr. Evangelista and any director or executive officer of the Corporation.

(d) Exhibits:

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by BigBear.ai Holdings, Inc. on December 13, 2021).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 15, 2025

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Sean Ricker
Name:	Sean Ricker
Title:	Chief Financial Officer